Exhibit 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media Contact:

Applied Micro Circuits Corporation Bob Gargus	Applied Micro Circuits Corporation Tally Kaplan-Porat
Phone: (408) 542-8752	Phone: (408) 702-3139
E-Mail: rgargus@apm.com	E-Mail: tkaplan@apm.com

Thursday, January 27, 2011

Company Press Release

APPLIED MICRO CIRCUITS CORPORATION REPORTS

THIRD QUARTER FISCAL 2011 FINANCIAL RESULTS

SUNNYVALE, Calif., —January 27, 2011—Applied Micro Circuits Corporation [NASDAQ: AMCC] (“AppliedMicro”) today reported its financial results for the third quarter of fiscal 2011, ended December 31 2010.

•	Q3 2011 net revenues were $62.4 million, down 5.4% sequentially and up 16% year over year.

•	Q3 2011 GAAP net loss was $2.0 million or $0.03 per share compared to net income of $3.6 million or $0.05 per share for the second quarter of fiscal 2011.

•	Q3 2011 non-GAAP EPS was $0.10 per share on net income of $6.8 million, compared to $0.16 per share on net income of $10.7 million, from continuing operations, for the second quarter of fiscal 2011.

•	Total cash was approximately $190.2 million as of December 31, 2010 compared to $182.6 million at the end of September 2010. The increase in cash is mainly due to cash flow from operations.

•	PQX Universal FEC platform - which is a six 10g port device, began shipping for revenue in December.

•	During the quarter, the Company announced the following new products:

•	Mamba: single and dual-core embedded processing devices as the first members of the Company’s PacketPro(TM) System-on-Chip (SoC) family.

•	Industry's first family of 100 gigabit per second (100G) optical network processors for the Packet-Optical Transport System (P-OTS) and IP-over-DWDM transport markets.

Net revenues for the third quarter of fiscal 2011 were $62.4 million compared to $66.0 million in the second quarter of fiscal 2011, representing a sequential decrease of 5.4% and an increase of 16% over the $53.7 million in net revenues reported in the third quarter of fiscal 2010. Revenues for the first nine months were $189.1 million compared to $148.0 million for the comparable period last year, a 28% increase.

The net loss on a generally accepted accounting principles (GAAP) basis for the third quarter of fiscal 2011 was $2.0 million or $0.03 per share. The third quarter GAAP net loss compares with a net income of $3.6 million or $0.05 per share for the second quarter of fiscal 2011 and a net loss of $3.6 million or $0.05 per share for the third quarter of fiscal 2010. Year to date, GAAP net income was $3.0 million or $0.04 per diluted share compared to a net loss of $7.4 million or $0.11 per share for the first nine months of fiscal 2010.

Non-GAAP income from continuing operations for the third quarter of fiscal 2011 was $6.8 million or $0.10 per diluted share, compared to non-GAAP income from continuing operations of $10.7 million or $0.16 per diluted share in the second quarter of fiscal 2011 and non-GAAP net income from continuing operations of $2.6 million or $0.04 per diluted share for the third quarter of fiscal 2010. Year to date, non-GAAP net income from continuing operations was $25.8 million or $0.38 per diluted share compared to $4.8 million or $0.07 per diluted share for the first nine months of fiscal 2010.

“Although we went into the quarter with knowledge of market softness, our performance for the quarter was slightly better than expected. During the year, we rolled out seven new leading edge TSMC 40nm products that are being very well received by our customers and are adding traction to the future growth of our OTN and embedded processor markets” said Dr. Paramesh Gopi, President and Chief Executive Officer.

Bob Gargus, Chief Financial Officer commented, “We continued to execute according to plan and beat our estimates. We also did a good job of managing inventories to help buffer volatile supply/demand cycles and better service our customers.”

AppliedMicro reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, stock-based compensation charges, other-than-temporary impairment on investments, impairment of strategic investment, one-time acquisition related charges and non-cash tax adjustments. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

AppliedMicro management will be holding a conference call today, January 27, 2011at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the third quarter of fiscal 2011 and to provide guidance for the fourth quarter of fiscal 2011. You may access the conference call via any of the following:

Teleconference:	866-783-2144
Conference ID:	37250842
Web Broadcast:	http://www.apm.com
Replay:	888-286-8010 (access code: 65016340, available through February 3, 2011)

AppliedMicro Overview

AppliedMicro is a global leader in energy conscious high performance computing and connectivity solutions for telco, enterprise, data center, consumer and SMB applications. AppliedMicro’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AppliedMicro, visit the company’s Web site at http://www.apm.com.

This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding the Company’s focus, product cycles, design-win pipeline, strategic re-focus and future revenues. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, successful integration and management of recently acquired businesses, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2010, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31, 2010	March 31, 2010
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$190,196	$206,643
Accounts receivable, net	14,266	22,892
Inventories	22,323	15,387
Other current assets	18,580	18,098

Total current assets	245,365	263,020
Property and equipment, net	30,819	25,879
Goodwill	13,839	—
Purchased intangibles, net	28,362	16,850
Other assets	8,733	10,295

Total assets	$327,118	$316,044

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$19,885	$20,074
Other current liabilities	25,190	15,096

Total current liabilities	45,075	35,170
Contingent consideration and other liabilities	3,206	—
Stockholders' equity	278,837	280,874

Total liabilities and stockholders' equity	$327,118	$316,044

APPLIED MICRO CIRCUITS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	December 31, 2010	September 30, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Net revenues	$62,364	$65,953	$53,704	$189,127	$147,988
Cost of revenues	23,886	23,435	24,173	69,806	70,144

Gross profit	38,478	42,518	29,531	119,321	77,844
Operating expenses:
Research and development	28,684	27,339	23,599	81,800	63,841
Selling, general and administrative	12,729	13,087	11,454	37,440	33,964
Amortization of purchased intangibles	1,488	1,079	1,005	3,572	3,015
Restructuring charges (recoveries), net	33	164	—	566	(279)

Total operating expenses	42,934	41,669	36,058	123,378	100,541

Operating income (loss)	(4,456)	849	(6,527)	(4,057)	(22,697)
Interest and other income (expense) and other-than-temporary impairment, net	2,325	3,102	1,619	7,508	(217)

Income (loss) from continuing operations before income taxes	(2,131)	3,951	(4,908)	3,451	(22,914)
Income tax expense (benefit)	(170)	376	(2,248)	446	(9,384)

Income (loss) from continuing operations	(1,961)	3,575	(2,660)	3,005	(13,530)
Income (loss) from discontinued operations net of income taxes	—	—	(934)	—	6,110

Net income (loss)	$(1,961)	$3,575	$(3,594)	$3,005	$(7,420)

Basic income (loss) per share:
Income (loss) per share from continuing operations	$(0.03)	$0.05	$(0.04)	$0.05	$(0.20)
Income (loss) per share from discontinued operations	0.00	0.00	(0.01)	0.00	0.09

Net income (loss) per share	$(0.03)	$0.05	$(0.05)	$0.05	$(0.11)

Shares used in calculating basic income (loss) per share	64,647	65,752	66,139	65,468	66,226

Diluted income (loss) per share:
Income (loss) per share from continuing operations	$(0.03)	$0.05	$(0.04)	$0.04	$(0.20)
Income (loss) per share from discontinued operations	0.00	0.00	(0.01)	0.00	0.09

Net income (loss) per share	$(0.03)	$0.05	$(0.05)	$0.04	$(0.11)

Shares used in calculating diluted income (loss) per share	64,647	68,021	66,139	67,549	66,226

APPLIED MICRO CIRCUITS CORPORATION

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	December 31, 2010	September 30, 2010	December 31, 2009	December 31, 2010	December 31, 2009
GAAP net income (loss) from continuing operations	$(1,961)	$3,575	$(2,660)	$3,005	$(13,530)
Adjustments:
Stock-based compensation charges	5,089	3,975	3,737	12,910	10,119
Amortization of purchased intangibles	4,757	3,802	3,630	12,189	12,486
Acquisition transaction expenses	—	859	—	859	—
Restructuring charges (recoveries), net	33	164	—	566	(279)
Impairment of strategic investment	—	—	—	—	2,000
Other-than-temporary investment impairment	(774)	(1,688)	261	(3,370)	3,569
Payroll taxes on certain stock option exercises	—	4	—	4	—
Income tax adjustments	(379)	44	(2,330)	(352)	(9,534)

Total GAAP to Non-GAAP adjustments	8,726	7,160	5,298	22,806	18,361

Non-GAAP income from continuing operations	$6,765	$10,735	$2,638	$25,811	$4,831

Diluted income per share from continuing operations	$0.10	$0.16	$0.04	$0.38	$0.07

Shares used in calculating diluted income per share	65,890	68,021	68,095	67,549	67,746

Income (loss) per share from continuing operations:
GAAP income (loss) per share	$(0.03)	$0.05	$(0.04)	$0.04	$(0.20)
GAAP to non-GAAP adjustments	0.13	0.11	0.08	0.34	0.27

Non-GAAP income per share from continuing operations	$0.10	$0.16	$0.04	$0.38	$0.07

Reconciliation of shares used in calculating non-GAAP income per share:
Shares used in calculating the basic income (loss) per share	64,647	65,752	66,139	65,468	66,226
Adjustment for dilutive securities	1,243	2,269	1,956	2,081	1,520

Non-GAAP shares used in the EPS calculation	65,890	68,021	68,095	67,549	67,746

APPLIED MICRO CIRCUITS CORPORATION

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(in thousands)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three Months Ended			Nine Months Ended
	December 31, 2010	September 30, 2010	December 31, 2009	December 31, 2010	December 31, 2009
GROSS PROFIT:
GAAP gross profit	$38,478	$42,518	$29,531	$119,321	$77,844
Gross loss from discontinued operations	—	—	6	—	441
Amortization of purchased intangibles	3,269	2,723	2,625	8,617	9,471
Stock-based compensation expense	164	180	164	497	418

Non-GAAP gross profit	$41,911	$45,421	$32,326	$128,435	$88,174

OPERATING EXPENSES:
GAAP operating expenses	$42,934	$41,669	$36,058	$123,378	$100,541
Operating expenses from discontinued operations	—	—	34	—	1,494
Stock-based compensation expense	(4,925)	(3,795)	(3,573)	(12,413)	(9,701)
Amortization of purchased intangibles	(1,488)	(1,079)	(1,005)	(3,572)	(3,015)
Acquisition transaction expenses	—	(859)	—	(859)	—
Restructuring (charges) recoveries, net	(33)	(164)	—	(566)	279
Payroll taxes on certain stock option exercises	—	(4)	—	(4)	—

Non-GAAP operating expenses	$36,488	$35,768	$31,514	$105,964	$89,598

INTEREST AND OTHER INCOME (EXPENSE) AND OTHER-THAN-TEMPORARY IMPAIRMENT, NET:
GAAP interest and other income and other-than-temporary impairment, net	$2,325	$3,102	$1,619	$7,508	$(217)
Impairment of strategic investment	—	—	—	—	2,000
Other-than-temporary investment impairment	(774)	(1,688)	261	(3,370)	3,569

Non-GAAP interest and other income, net	$1,551	$1,414	$1,880	$4,138	$5,352

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$(170)	$376	$(2,248)	$446	$(9,384)
Income tax expense (benefit) from discontinued operations	—	—	906	—	4,203
Income tax adjustments	379	(44)	1,423	352	5,299

Non-GAAP income tax expense (benefit)	$209	$332	$81	$798	$118

RESEARCH AND DEVELOPMENT :
GAAP research and development	$28,684	$27,339	$23,599	$81,800	$63,841
Research and development from discontinued operations	—	—	10	—	687
Stock-based compensation expense	(2,809)	(1,931)	(1,692)	(6,711)	(4,558)
Payroll taxes on certain stock option exercises	—	(2)	—	(2)	—

Non-GAAP research and development	$25,875	$25,406	$21,917	$75,087	$59,970

SELLING, GENERAL AND ADMINISTRATIVE :
GAAP selling, general and administrative	$12,729	$13,087	$11,454	$37,440	$33,964
Selling, general and administrative from discontinued operations	—	—	24	—	807
Stock-based compensation expense	(2,116)	(1,864)	(1,881)	(5,702)	(5,143)
Acquisition transaction expenses	—	(859)	—	(859)	—
Payroll taxes on certain stock option exercises	—	(2)	—	(2)	—

Non-GAAP selling, general and administrative	$10,613	$10,362	$9,597	$30,877	$29,628

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended December 31,
	2010	2009
Operating activities:
Net income (loss)	$3,005	$(7,420)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation	5,433	4,881
Amortization of purchased intangibles	12,188	12,486
Stock-based compensation expense:
Stock options	4,049	3,224
Restricted stock units	8,861	6,895
Other-than-temporary impairment of marketable securities	—	4,047
Impairment of strategic investment	—	2,000
Tax benefit from other comprehensive income	—	(5,077)
Capitalization of prior years mask set costs	(1,177)	—
Net (gain) loss on disposals of property	(323)	66
Net gain on sale of storage business unit	—	(11,366)
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	9,196	(248)
Inventories	(6,936)	8,974
Other assets	(3,750)	(1,797)
Accounts payable	(510)	515
Accrued payroll and other accrued liabilities	4,046	(7,513)
Deferred tax liability	656	—
Deferred revenue	1,140	(1,216)

Net cash provided by operating activities	35,878	8,451

Investing activities:
Proceeds from sales and maturities of short-term investments	78,627	176,182
Purchases of short-term investments	(100,407)	(159,357)
Proceeds from sale of property and equipment	365	—
Purchase of property, equipment and other assets	(8,978)	(4,976)
Proceeds from sale of strategic investment	4,991	—
Purchase of sale of strategic investment	—	(1,000)
Proceeds from sale of storage business unit	—	21,527
Purchase of a business, net of cash acquired	(31,484)	—

Net cash provided by (used for) investing activities	(56,886)	32,376

Financing activities:
Proceeds from issuances of common stock	4,321	1,972
Funding of restricted stock units withheld for taxes	(2,518)	(744)
Repurchases of common stock	(23,310)	(8,076)
Funding of structured stock repurchase agreements	(10,000)	(31,797)
Funds received from structured stock repurchase agreements	15,512	22,484
Other	(329)	(32)

Net cash used for financing activities	(16,324)	(16,193)

Net increase (decrease) in cash and cash equivalents	(37,332)	24,634
Cash and cash equivalents at the beginning of the period	122,526	99,337

Cash and cash equivalents at the end of the period	85,194	123,971